SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CONSOLIDATED-TOMOKA LAND CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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C 1234567890 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/CTO or scan the QR code login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 AM EDT on April 29, 2020. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Consolidated-Tomoka Land Co. Shareholder Meeting to be Held on April 29, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online, or to request a copy of the materials. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.edocumentview.com/CTO Easy Online Access View your proxy materials and vote. Step 1: Go to www.investorvote.com/CTO. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials If you want to receive a copy of the proxy materials, you must request them. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 16, 2020 to facilitate timely delivery. 2 NOT COY 037GQA

2020 Annual Meeting Admission Ticket 2020 Annual Meeting of Consolidated-Tomoka Land Co. Shareholders April 29, 2020, 2:00 PM ET LPGA International Clubhouse 1000 Champions Drive, Daytona Beach, Florida, 32124 Important notice regarding availability on the Internet of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/CTO Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CTO IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. + Consolidated-Tomoka Land Co. Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting April 29, 2020 Laura M. Franklin and John P. Albright (the Proxies), or each or either of them, with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Consolidated-Tomoka Land Co. to be held on April 29, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all of the nominees for the Board of Directors, and FOR items 2-5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address Please print new address below. Comments Please print your comments below. +